                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): January 31, 2001



                             R&B FALCON CORPORATION
             (Exact name of registrant as specified in its charter)


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
                DELAWARE                                1-13729                             76-0544217

    (State or other jurisdiction of                   (Commission                        (I.R.S. Employer
            incorporation)                           File Number)                       Identification No.)
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                                901 THREADNEEDLE
                              HOUSTON, TEXAS 77027
              (address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (281) 496-5000

                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

                  On January 31, 2001, TSF Delaware Inc. ("Merger Sub"), a Delaware corporation and an indirect wholly owned subsidiary of Transocean Sedco Forex Inc., a company organized under the laws of the Cayman Islands ("Transocean"), merged (the "Merger") with and into R&B Falcon Corporation, a Delaware Corporation ("R&B Falcon"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of August 19, 2000, by and among Transocean, R&B Falcon, Merger Sub and Transocean Holdings Inc., a Delaware corporation and a wholly owned subsidiary of Transocean. Under the terms of the Merger Agreement, at the effective time of the Merger, (i) each share of common stock of R&B Falcon was converted into the right to receive 0.5 Transocean ordinary shares, (ii) three designees of R&B Falcon's pre-Merger board of directors became directors of Transocean and (iii) R&B Falcon became an indirect wholly owned subsidiary of Transocean.


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ITEM 7.  EXHIBITS.

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
Exhibit No.        Description
-----------        -----------
2.1                Agreement and Plan of Merger dated as of August 19, 2000
                   among Transocean Sedco Forex Inc., Transocean Holdings Inc.,
                   TSF Delaware Inc. and R&B Falcon Corporation. (incorporated by reference from Exhibit 2.1 to R&B Falcon's Current Report on Form 8-K filed August 22, 2000)

99.1               Press Release dated January 31, 2001.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 1, 2001                R&B FALCON CORPORATION
                                       (Registrant)


                                       By: /s/ ERIC B. BROWN
                                          ---------------------------------
                                       Name:  Eric B. Brown
                                       Title:  Vice President and Secretary


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                                  EXHIBIT INDEX


                   The following exhibits are filed herewith:


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
Exhibit No.        Description
-----------        -----------
2.1                Agreement and Plan of Merger dated as of August 19, 2000
                   among Transocean Sedco Forex Inc., Transocean Holdings Inc.,
                   TSF Delaware Inc. and R&B Falcon Corporation. (incorporated by reference from Exhibit 2.1 to R&B Falcon's Current Report on Form 8-K filed August 22, 2000)

99.1               Press Release dated January 31, 2001.
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